Offerings - Offering: 1	Aug. 12, 2026 USD ($)
Offering:
Fee Previously Paid	true
Transaction Valuation	$ 81,931,463.25
Amount of Registration Fee	$ 11,314.74
Offering Note

(a)
The transaction value is calculated as the estimated aggregate maximum purchase price for Shares. The fee of $11,314.74 was paid in connection with the filing of the Schedule TO-I by T. Rowe Price OHA Select Private Credit Fund (File No. 005-94323) on May 4, 2026 (the “Schedule TO”). This is the final amendment to the Schedule TO and is being filed to report the results of the offer.

(b)
Calculated at $138.10 per $1,000,000 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.